THE BANK OF NEW YORK
NEW YORK'S FIRST BANK - FOUNDED 1784 BY ALEXANDER HAMILTON



                                          530 FIFTH AVENUE, NEW YORK, N.Y. 10056

                                                              September 28, 1994


Cadus Pharmaceutical Corporation
180 Varick Street
New York, New York 10014

Attention: James Reilly
           Controller

Gentlemen/Ladies:

        The Bank of New York (the "Bank") is pleased to confirm that it holds available a $1,500,000 secured line of credit to Cadus Pharmaceutical Corporation (the "Borrower").

        Advances under the line of credit shall be evidenced by, shall be payable as provided in, and shall bear interest at the rate specified in, a promissory note of the Borrower in the form included with this letter.

        All obligations of the Borrower to the Bank with respect to this line of credit shall be secured pursuant to a security agreement granting the Bank a first and prior security interest in the Borrower's negotiable certificate(s) of deposit by the Bank in the aggregate principal amount of $1,500,000. The form of the security agreement to be furnished to the Bank is included with this letter.

        As you know, lines of credit are cancellable at any time by the Borrower or the Bank and any extension of credit under this line of credit is subject to the Bank's satisfaction, at the time of such extension of credit, with the condition (financial or otherwise), business, prospects, and operations of the Borrower. Unless cancelled earlier as provided in the first sentence of this paragraph, this line of credit shall be held available until, September 30, 1995.


                                                  Very truly yours,

                                                  THE BANK OF NEW YORK

                                                  By: ALAN ACKBARALI
                                                      ------------------------
                                                  Title: ASSISTANT TREASURER

                       GENERAL LOAN AND SECURITY AGREEMENT

48 Wall Street, New York                  ____________________________, 19______
(Banking Office)

        FOR VALUE RECEIVED, and in order to induce THE BANK OF NEW YORK (hereinafter referred to as the "Bank"), in its discretion, to make loans or otherwise extend credit at any time, and from time to time to, or at the request of, the undersigned (hereinafter referred to as "Borrower"), whether the loans or credit so extended shall be absolute or contingent, Borrower, jointly and severally, if more than one, hereby grants to the Bank, as security for all present or future obligations or liabilities of any and all kinds of Borrower to it, whether incurred by Borrower as maker, endorser, drawer, acceptor, guarantor, accommodation party or otherwise, matured or unmatured, secured or unsecured, absolute or contingent, joint or several, and howsoever or whensoever acquired by the Bank (all of which are hereinafter referred to as the "Obligations"), a security interest in and a lien upon all personal property and fixtures of Borrower now or hereafter existing or acquired and wherever located which are of the type which may be collateral under the Uniforms Commercial Code as in effect in the State of New York (hereinafter referred to as the "Code") on the date hereof, now or hereafter owned or acquired by Borrower, or in which Borrower may have an interest, including all goods (other than household goods as such term is defined in 12 CFR Part 227 unless the proceeds of the Obligation secured pursuant hereto are used to purchase such goods or such Obligation is incurred for a business purpose or to purchase real property), money, instruments, accounts, contract rights, documents, chattel paper and general intangibles of Borrower, including but not limited to any property specified in Schedule A hereto and also including all products and proceeds of, all accessories to, and substitutions for, all of the foregoing (all of which shall be hereinafter collectively referred to as the "Collateral").

        Borrower hereby agrees to deliver to the Bank whenever called for by it such additional collateral security of a kind and of a market value satisfactory to the Bank, so that there will, at all times, be with the Bank a margin of security for the payment of all Obligations which shall be satisfactory to it. In addition to the Bank's security interest in the Collateral, it shall have, and Borrower hereby grants to the Bank, a security interest and a lien for all the Obligations in and upon any personal property of Borrower or in which Borrower may have an interest which is now or may at any time hereafter come into the possession or control of the Bank, or of any third party acting on its behalf, whether for the express purpose of being used by the Bank as collateral security or for safekeeping or for any other or different purpose including such personal property as may be in transit by mail or carrier for any purpose, or covered or affected by any documents in the Bank's possession or control, or in the possession or control of any third party acting on its behalf. Borrower hereby authorizes the Bank in its discretion, at any time, whether or not the Collateral is deemed by it adequate, to appropriate and apply upon any of the Obligations, whether or not due, any of such property of Borrower and to charge any of the Obligations against any balance of any account standing to the credit of Borrower on the books of the Bank (said additional personal property is also hereinafter referred to as the "Collateral").

        If any of the following events shall occur with respect to any Obligor (which term shall include Borrower and any endorser or guarantor of any of the Obligations): (1) the failure of Borrower to furnish satisfactory additional Collateral upon demand: (2) the failure of any Obligor in the performance of any of such Obligor's covenants herein or in any instrument, document or agreement delivered in connection with any Obligation; (3) the death of the insured under any life insurance police held as Collateral, or the non-payment of any premiums on any such life insurance policy; (4) default by any Obligor with respect to the payment of any Obligation; (5) the insolvency, general assignment, receivership, bankruptcy, or dissolution of any Obligor or the filing of any petition by or against any Obligor with respect to any of the foregoing; (6) the death, dissolution or incompetence of any Obligor; (7) the financial condition or credit standing of any Obligor shall be or become materially impaired in the sole opinion of the Bank or any of its officers; (8) non-payment when due of any other liability of any Obligor; (9) the commencement of any proceeding, procedure or other remedy supplemental to the enforcement of a judgment against any Obligor; (10) any representation in any financial or other statement of any Obligor delivered to the Bank by or on behalf of any Obligor is untrue or incomplete; or (11) any Obligor shall fail, on request, to furnish any financial information or to permit inspection of such Obligor's books and records, then all Obligations shall become due and payable forthwith, upon declaration to that effect by the Bank, without notice to Borrower or any other Obligor, anything contained herein or in any other document, instrument or agreement to the contrary notwithstanding.

        Upon failure of Borrower to pay any Obligation when becoming or made due, as aforesaid, the Bank shall have, in addition to all other rights and remedies allowed by law, the rights and remedies of a secured party under the Code as in effect at that time and, without limiting the generality of the foregoing, the Bank may immediately, without demand of performance and without notice of intention to sell or of time or place of sale or of redemption or other notice of demand whatsoever to Borrower, all of which are hereby expressly waived, and without advertisement, (a) sell at public or private sale, grant options to purchase or otherwise realize upon, in the State of New York, or elsewhere, the whole or from time to time any part of the Collateral upon which the Bank shall have a security interest or lien as aforesaid, or any interest which Borrower may have therein, and (b) exercise any and all rights, options, powers, benefits or privileges given to the Bank upon the life insurance policies, if any, held as collateral. After deducting from the proceeds of any such sale or other disposition of the Collateral all expenses (including all reasonable expenses for legal services of every kind and other expenses as set forth below), the Bank shall apply the residue of such proceeds toward the payment of any of the Obligations, in such order as the Bank shall elect, Borrower remaining liable for any deficiency, plus interest thereon, remaining unpaid after such application. If notice of any sale or other disposition is required by law to be given, Borrower hereby agrees that a notice sent at least two days before the time of any intended public sale or of the time after which any private sale or other disposition of the Collateral is to be made, shall be reasonable notice of such sale or other disposition. Borrower also agrees to assemble the Collateral at such place or places as the Bank designates by written notice.

        At any such sale or other disposition the Bank or any other person designated by the Bank may itself purchase the whole or any part of the Collateral sold, free from any right of redemption on the part of Borrower, which right is hereby waived and released.

        The Bank may, without any notice to Borrower, in its discretion, whether or not any of the Obligations be due, in its name or in the name of Borrower, demand, sue for, collect and receive any money or property at any time due, payable or receivable on or on account of or in exchange for, and may compromise, settle or extend the time of payment of, any of the demands or obligations represented by any of the Collateral, and may also exchange any of the Collateral for other property upon the reorganization, recapitalization or other readjustment of the issuer, maker or other person who is obligated on or otherwise has liabilities with respect to the Collateral, and in connection therewith, may deposit any of the Collateral with any committees or depositary upon such terms as the Bank may in its discretion claim appropriate, and Borrower does hereby constitute and appoint the Bank Borrower's true and lawful attorney to compromise, settle or extend payment of said demands or obligations and exchange such Collateral as Borrower might or could do personally; all without liability or responsibility for action herein authorized and taken or not taken in good faith. The Bank is entitled at any time in its discretion to notify any account debtor or the obligor on any instrument to make payment to it, regardless of whether or not Borrower had been previously making collections on the Collateral, and the Bank may taken control of any proceeds of any of the Collateral.

        Borrower agrees that the Collateral secures, and further agrees to pay on demand, all expenses (including reasonable expenses for legal services of every kind and cost of any insurance and payment of taxes or other charges) of or incidental to, the custody, care, sale or collection of, or realization upon, any of the Collateral or in any way relating to the enforcement or protection of the rights of the Bank hereunder.

        Borrower agrees to mark its books and records as the Bank shall request in order to reflect the rights of the Bank granted herein, and the Bank may, in its sole discretion, take possession of the Collateral at any time, either prior to or subsequent to a default under any of the Obligations. Borrower agrees to maintain such insurance on the Collateral as the Bank may require. The Bank may, without any notice to Borrower, in its discretion, and for its own benefit, lend, use, transfer or repledge with any person, firm or corporation all or any part of the Collateral by itself or mingled with the property of others, in bulk or otherwise. The Bank may, without any notice to Borrower, sell, assign or transfer any of the Obligations and the Bank's rights and duties hereunder, and may deliver the Collateral, or any part thereof, to the assignee or transferee of any of the Obligations, who shall become vested with all the rights, remedies, powers, security interests and liens herein given to the Bank in respect thereto; and the Bank shall thereafter be relieved and fully discharged from any liability or responsibility in the premises.

        The Bank may, without any notice to Borrower, in its discretion, transfer, or cause to be transferred, all or any part of the Collateral to its name, or to the name of its nominee, vote the Collateral so transferred, and receive income and make or receive collections, including money, thereon and hold said income and collections as Collateral or apply the said income and collections to any of the Obligations, the manner and distribution of the application to be made as the Bank shall elect.

        Calls for Collateral, demand for payment or notice to Borrower may be given by leaving same at the address given below or any other address hereafter filed with the Bank, or by mailing some to such address with the same effect as if delivered personally. Such notice given in the manner herein provided shall be effective whether or not received by Borrower. Borrower agrees not to change any of its places of business, remove any records of Borrower relating to any of the Collateral or move any of the Collateral without given the Bank thirty days' prior written notice.

        With respect to the Collateral, the Bank shall be under no duty to send notices, perform services, exercise any rights of collection, enforcement, conversion or exchange, vote, pay for insurance, taxes or other charges or take any action of any kind in connection with the management thereof and its only duty with respect thereto shall be to use reasonable care in its custody and preservation while in its possession, which shall not include any steps necessary to preserve rights against prior parties.

        Borrower hereby authorizes the Bank at Borrower's expenses to file one or more financing statements to perfect the security interests granted herein without Borrower's signature thereon, and Borrower agrees to do, file, record, make, execute and deliver all such acts, deeds, things, notices, instruments, and financing statements as the Bank may request in order to perfect and enforce the rights of the Bank herein.

        If at any time it is necessary in the opinion of counsel to the Bank that any or all of the securities held as Collateral (the "Pledged Securities") be registered under the Securities Act of 1933, as amended, or that an indenture with respect thereto be qualified under the Trust Indenture Act of 1939 in order to permit the sale or other disposition of the Pledged Securities, Borrower shall at the Bank's request and at the expense of Borrower use the best efforts of Borrower promptly to cause the registration of the Pledged Securities and the qualification of such indenture and to continue such registration and qualification as long as deemed appropriate by the Bank.

        Borrower hereby authorizes the Bank to date this agreement as of the date of the granting of any Obligation secured hereby and to complete any blank space herein (including any blank space in Schedule A) according to the terms upon which said Obligation was granted.

        No failure on the part of the Bank to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Bank of any right, remedy or power hereunder preclude any other or future exercise of any other right, remedy or power.

        Each and every right, remedy and power hereby granted to the Bank or allowed it by law or other agreement shall be cumulative and not exclusive of any other, and may be exercised by the Bank from time to time.

        Borrower and each endorser or guarantor of any of the Obligations expressly waives presentment and demand for payment, protest and notice of protest and of non-payment. Unless the text otherwise requires, all terms used herein shall have the meanings specified in the Code.

        THE BANK AND BORROWER HEREBY WAIVE AND AGREE TO WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM INSTITUTED WITH RESPECT TO ANY MATTER WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS AGREEMENT.

        The provisions of this agreement shall be construed and interpreted and all rights and duties hereunder determined in accordance with the laws of the State of New York.

        Every provision of this agreement is intended to be severable; if any term or provision of this agreement shall be invalid, illegal or unenforceable for any reason whatsoever, the validity, legally and enforceability of the remaining provisions hereof shall not in any way be affected or impaired hereby.

        The Borrower hereby authorizes the Bank to renew the certificate of deposit(s) from time to time on such terms and at a rate of interest that the Bank, in its sole discretion, shall select on the date of such rollover.

NAME OF BORROWER                        ADDRESS OF BORROWER
   CADUS PHARMACEUTICAL CORP.                777 Old Saw Mill River Road

SIGNATURE OF BORROWER  /s/ J.S. Reilly       Tarrytown, New York  10591
          Title: Controller


NAME OF BORROWER___________________  ADDRESS OF BORROWER____________________

SIGNATURE OF BORROWER_________________  ____________________________________


                                   SCHEDULE A

        Property specifically included as "Collateral" for purposes of the within General Loan and Security Agreement:

Negotiable certificate of deposit(s) issued on ______________, by the Bank and payable to the order of the Borrower in the aggregate principal amount of ______________, and all renewals, extensions, amendments and modifications thereof, replacements and substitutions thereof, and any and all proceeds of the foregoing. Certificate of deposit number ______________.

                                PROMISSORY NOTICE

$1,500,000                                                Dated: January 9, 1995

        For Value received, CADUS PHARMACEUTICAL CORPORATION, a corporation formed under the laws of the State of New York (the "Borrower"), hereby promises to pay to the order of THE BANK OF NEW YORK (the "Bank") at its 48 Wall Street, New York, New York office, the principal sum of ONE MILLION FIVE HUNDRED THOUSAND DOLLARS ($1,500,000) or the aggregate unpaid principal amount of all advances made by the Bank to the Borrower (which aggregate unpaid principal amount shall be equal to the amount duly endorsed and set forth opposite the date last appearing on the sheet attached to this note), whichever is less.

        Each advance hereunder shall bear interest, at the Borrower's option, at a rate per annum equal to (a) the Alternate Base Rate (as hereinafter defined) or (b) a CD Rate (as hereinafter defined) plus 1%. On or before the date of each advance made at the CD Rate ("a CD Rate Advance"), the Borrower shall deposit funds in a time deposit with the Bank in an amount equal to the principal amount of the requested advance which time deposit (the "Matched Deposit") shall have a maturity of not less than one month nor more than one year and shall be in a minimum amount of $50,000, and if greater, in integral multiples of $10,000.

        "Alternate Base Rate" shall mean, for any date, a rate per annum equal to the higher of (i) the prime commercial lending rate of the Bank as publicly announced to be in effect from time to time, such rate to be adjusted automatically, without notice, on the effective date of any change in such rate, and (ii) the Federal Funds Rate in effect on such date plus 1/2 of 1%.

        "CD Rate" shall mean, for each CD Rate Advance, the rate per annum payable by the Bank on the Matched Deposit.

        "Federal Funds Rate" shall mean, for any day, the weighted average of the rates on overnight Federal funds transactions with the members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or if such rate is not so published for any day which is a Business Day, the average of quotations for such day on such transactions received by the Bank from three Federal funds brokers of recognized standing selected by the Bank.

        Interest shall be computed on the basis of a 360 day year for the actual number of days involved. Interest on any advance shall be payable monthly on the last day of each month, and at maturity. Upon prepayment of any advance the Borrower shall pay interest on the amount so prepaid to the date of such prepayment. If any payment on this note becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day. If the date for any payment of principal is so extended, interest thereon shall be payable for the extended time.

        Advances bearing interest at Alternate Base Rate shall be payable ON DEMAND. Each CD Rate Advance shall be payable on the maturity date of the Matched Deposit. Advances hereunder may be prepaid in whole at any time or in part from time to time. Any advance hereunder which shall not be paid when due shall bear interest at a rate per annum equal to the Alternate Base Rate plus two percent (2%).

        The Borrower hereby authorizes the Bank to accept telephonic instructions from a duly authorized representative of the Borrower to make an advance or receive a payment hereunder, and to endorse the amount of all advances made hereunder and all principal payments received hereunder, the interest rate applicable to each advance on the sheet attached to the note; provided that the failure of the Bank to so endorse the sheet attached to this note shall not affect the Borrower's obligations under this notice.

        If the Bank shall made a new advance on a day on which the Borrower is to repay an advance hereunder, the Bank shall apply the proceeds of the new advance to make such repayment and only the amount by which the amount being advanced exceeds the amount being repaid shall be made available to the Borrower in accordance with the terms of this note.

        The Bank shall charge the Borrower's deposit account maintained at the Bank for each principal prepayment made hereunder on the date made, and for each principal payment and for each interest payment due hereunder on the due date thereof. The Bank shall credit the Borrower's deposit account the amount of each advance made hereunder on the date of such advance, which credit shall be confirmed to the Borrower by standard advice of credit. The Borrower agrees that the actual crediting of the amount of the advance to the Borrower's deposit account shall constitute conclusive evidence that the advance was made, and the failure of the Bank to forward an advice of credit to the Borrower shall not affect the Borrower's obligation to repay such advance.

        The Borrower hereby agrees to pay all costs and expenses incurred by the Bank incidental to or in any way relating to the Bank's enforcement of the obligations of the Borrower hereunder or the protection of the Bank's rights hereunder, including but not limited to, reasonable attorneys' fees incurred by the Bank.

        All advances hereunder are secured pursuant to the terms of a security agreement, executed by the Borrower in favor of the Bank of even date herewith as such agreement may be amended or modified from time to time, and the Bank each other holder of this note are entitled to all the benefits thereof.

        Upon the occurrence of any of the following events, all CD Rate Advances made hereunder shall become immediately due and payable together with all accrued interest and any other amounts payable hereunder, upon declaration to that effect by the Bank without notice to the Borrower: (1) the failure of the Borrower to pay any principal, interest or other amount due under this note on the date when due; (2) the failure of the Borrower in the performance of any covenants contained in this note or in any instrument or agreement delivered in connection with this note; (3) the failure of the Borrower to pay when due any other liability of the Borrower for borrowed money; (4) the failure by the Borrower to furnish any financial information requested by the Bank; (5) any representation in any financial or other statement of the Borrower delivered to the Bank or any representation made or deemed made by the Borrower at the time of any advance shall be untrue when made or deemed made; or (6) the financial condition or credit standing of the Borrower shall be or become materially impaired in the sole opinion of the Bank.

        All advances hereunder together with all accrued interest thereon shall become immediately and automatically due and payable, without demand, presentment, protest or notice of any kind, upon the insolvency, general assignment, receivership, bankruptcy or dissolution of the Borrower.

        The Borrower does hereby forever waive presentment, demand, protest, notice of protest and notice of nonpayment or dishonor of this note.

        THE BORROWER WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF, BASED UPON, OR IN ANY WAY CONNECTED TO THIS NOTE.

        THE PROVISIONS OF THIS NOTE SHALL BE CONSTRUED AND INTERPRETED AND ALL RIGHTS AND OBLIGATIONS HEREUNDER DETERMINED

IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS.

                                          CADUS PHARMACEUTICAL CORPORATION

                                          By  /s/ James S. Reilly
                                            -------------------------------

                                                  James S. Reilly
                                          ---------------------------------
                                                        (Print Name)

                                          Title:  Treasurer/Secretary
                                                ---------------------------

                       Advances and Payments of Principal

               Promissory Note - CADUS PHARMACEUTICAL CORPORATION

Date of        Amount of     *Interest      Amount of     Aggregate Unpaid
Advance        Advance          Rate         Payment      Principal Amount
- -------        -------          ----         -------      ----------------








*Indicate "CD Rate" or "ABR Rate"

THE BANK OF NEW YORK
NEW YORK'S FIRST BANK - FOUNDED 1784 BY ALEXANDER HAMILTON


                                          530 FIFTH AVENUE, NEW YORK, N.Y. 10036

                                                         June 22, 1995


Cadus Pharmaceutical Corporation
777 Old Saw Mill River Road
Tarrytown, New York 10591

Attention: James Rielly
           Controller

Gentlemen/Ladies:

        The Bank of New York (the "Bank") is pleased to confirm that it has increased the secured line of credit that it holds available to Cadus Pharmaceutical Corporation (the "Borrower") from $1,500,000 to $2,500,000.

        Extensions of credit under this line of credit shall be evidenced by, shall be payable as provided in, and shall bear interest at the rate specified in, a promissory note of the Borrower in the form included with this letter.

        All Obligations of the Borrower to the Bank with respect to this line of credit shall be secured pursuant to various security agreements granting the Bank a first priority security interest in each of the Borrower's negotiable certificate of deposit(s) issued by the Bank in the aggregate principal amount of $2,500,000. The form of the security agreement to be furnished to the Bank is included with this letter.

        As you know this line of credit is cancellable at any time by the Borrower or the Bank and any extension of credit under this line of credit is subject to the Bank's satisfaction, at the time of such extension of credit, with the condition (financial or otherwise), business, prospects, and operations of the Borrower. Unless cancelled earlier as provided in the first sentence of this paragraph, this line of credit shall be held available until June 30, 1996

                                                     Very truly yours,
                                                     THE BANK OF NEW YORK

                                                     By:  ALAN ACKBARALI
                                                        ------------------------
                                                     Title: ASSISTANCE TREASURER

                                 PROMISSORY NOTE

$2,500,000                                         Dated: ________________, 1995

        For Value Received, CADUS PHARMACEUTICAL CORPORATION, a corporation formed under the laws of the State of New York (the "Borrower"), hereby promises to pay to the order of THE BANK OF NEW YORK (the "Bank") at its 48 Wall Street, New York, New York office, the principal sum of TWO MILLION FIVE HUNDRED THOUSAND DOLLARS ($2,500,000) or the aggregate unpaid principal amount of all advances made by the Bank to the Borrower (which aggregate unpaid principal amount shall be equal to the amount duly endorsed and set forth opposite the date last appearing on the sheet attached to this note), whichever is less.

        Each advance hereunder shall bear interest, at the Borrower's option, at a rate per annum equal to (a) the Alternate Base Rate (as hereinafter defined) or (b) a CD Rate (as hereinafter defined) plus 1%. On or before the date of each advance made at the CD Rate ("a CD Rate Advance"), the Borrower shall deposit funds in a time deposit with the Bank in an amount equal to the principal amount of the requested advance which time deposit (the "Matched Deposit") shall have a maturity of not less than one month nor more than six months and shall be in a minimum amount of $50,000, and if greater, in integral multiples of $10,000.

        "Alternate Base Rate" shall mean, for any day, a rate per annum equal to the higher of (i) the prime commercial lending rate of the Bank as publicly announced to be in effect from time to time, such rate to be adjusted automatically, without notice, on the effective date of any change in such rate, and (ii) the Federal Funds Rate in effect on such day plus 1/2 of 1%.

        "CD Rate" shall mean, for each CD Rate Advance, the rate per annum payable by the Bank on the Matched Deposit.

        "Federal Funds Rate" shall mean, for any day, the weighted average of the rates on overnight Federal funds transactions with the members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (of if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or if such rate is not so published for any day which is a Business Day, the average of quotations for such day on such transactions received by the Bank from three Federal funds brokers of recognized standing selected by the Bank.

        Interest shall be computed on the basis of a 360 day year for the actual number of days involved. Interest on any advance shall be payable monthly on the last day of each month, and at maturity. Upon prepayment of any advance the Borrower shall pay interest on the amount so prepaid to the date of such prepayment. If any payment on this note becomes due and payable on a day other than a Business day, such payment shall be extended to the next succeeding Business Day. If the date for any payment of principal is so extended, interest thereon shall be payable for the extended time.

        Advances hearing interest at Alternate Base Rate shall be payable ON DEMAND. Each CD Rate Advance shall be payable on the maturity date of the Matched Deposit. Advances hereunder may be prepaid in whole at any time or in part from time to time. Any advance hereunder which shall not be paid when due shall bear interest at a rate per annum equal to the Alternate Base Rate plus two percent (2%).

        The Borrower hereby authorizes the Bank to accept telephonic instructions from a duly authorized representative of the Borrower to make an advance or receive a payment hereunder, and to endorse the amount of all advances made hereunder and all principal payments received hereunder, the interest rate applicable to each advance on the sheet attached to the note; provided that the failure of the Bank to so endorse the sheet attached to this note shall not affect the Borrower's obligations under this note.

        If the Bank shall make a new advance on a day on which the Borrower is to repay an advance hereunder, the Bank shall apply the proceeds of the new advance to make such repayment and only the amount by which the amount being advanced exceeds the amount being repaid shall be made available to the Borrower in accordance with the terms of this note.

        The Bank shall charge the Borrower's deposit account maintained at the Bank for each principal prepayment made hereunder on the date made, and for each principal payment and for each interest payment due hereunder on the due date thereof. The Bank shall credit the Borrower's deposit account the amount of each advance made hereunder on the date of such advance, which credit shall be confirmed to the Borrower by standard advice of credit. The Borrower agrees that the actual crediting of the amount of the advance to the Borrower's deposit account shall constitute conclusive evidence that the advance was made, and the failure of the Bank to forward an advice of credit to the Borrower shall not affect the Borrower's obligation to repay such advance.

        The Borrower hereby agrees to pay all costs and expenses incurred by the Bank incidental to or in any way relating to the Bank's enforcement of the obligations of the Borrower hereunder or the protection of the Bank's rights hereunder, including but not limited to, reasonable attorneys' fees incurred by the Bank.

        All advances hereunder are secured pursuant to the terms of a security agreement executed by the Borrower in favor of the Bank of even data herewith as such agreement may be amended or modified from time to time, and the Bank and each other holder of this note are entitled to all the benefits thereof.

        Upon the occurrence of any of the following events, all CD Rate Advances made hereunder shall become immediately due and payable together with all accrued interest and any other amounts payable hereunder, upon declaration to that effect by the Bank without notice to the Borrower: (1) the failure of the Borrower to pay any principal, interest or other amount due under this note on the date when due; (2) the failure of the Borrower in the performance of any covenants contained in this note or in any instrument or agreement delivered in connection with this note; (3) the failure of the Borrower to pay when due any other liability of the Borrower for borrowed money; (4) the failure by the Borrower to furnish any financial information requested by the Bank; (5) any representation in any financial or other statement of the Borrower delivered to the Bank or any representation made or deemed made by the Borrower at the time of any advance shall be untrue when made or deemed made; or (6) the financial condition or credit standing of the Borrower shall be or become materially impaired in the sole opinion of the Bank.

        All advances hereunder together with all accrued interest thereon shall become immediately and automatically due and payable, without demand, presentment, protest or notice of any kind, upon the insolvency, general assignment, receivership, bankruptcy or dissolution of the Borrower.

        The Borrower does hereby forever waive presentment, demand, protest, notice of protest and notice of nonpayment or dishonor of this note.

        THE BORROWER WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF, BASED UPON, OR IN ANY WAY CONNECTED TO THIS NOTE.

        THE PROVISIONS OF THIS NOTE SHALL BE CONSTRUED AND INTERPRETED AND ALL RIGHTS AND OBLIGATIONS HEREUNDER DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT

REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS.

                                    CADUS PHARMACEUTICAL CORPORATION

                                    By: /s/ James S. Rielly
                                        ------------------------
                                           James S. Rielly
                                            (Print Name)
                                    Title: Secretary/Treasurer

                       GENERAL LOAN AND SECURITY AGREEMENT

48 Wall Street, New York                  ____________________________, 19______
(Banking Office)

        FOR VALUE RECEIVED, and in order to induce THE BANK OF NEW YORK (hereinafter referred to as the "Bank"), in its discretion, to make loans or otherwise extend credit at any time, and from time to time to, or at the request of, the undersigned (hereinafter referred to as "Borrower"), whether the loans or credit so extended shall be absolute or contingent, Borrower, jointly and severally, if more than one, hereby grants to the Bank, as security for all present or future obligations or liabilities of any and all kinds of Borrower to it, whether incurred by Borrower as maker, endorser, drawer, acceptor, guarantor, accommodation party or otherwise, matured or unmatured, secured or unsecured, absolute or contingent, joint or several, and howsoever or whensoever acquired by the Bank (all of which are hereinafter referred to as the "Obligations"), a security interest in and a lien upon all personal property and fixtures of Borrower now or hereafter existing or acquired and wherever located which are of the type which may be collateral under the Uniforms Commercial Code as in effect in the State of New York (hereinafter referred to as the "Code") on the date hereof, now or hereafter owned or acquired by Borrower, or in which Borrower may have an interest, including all goods (other than household goods as such term is defined in 12 CFR Part 227 unless the proceeds of the Obligation secured pursuant hereto are used to purchase such goods or such Obligation is incurred for a business purpose or to purchase real property), money, instruments, accounts, contract rights, documents, chattel paper and general intangibles of Borrower, including but not limited to any property specified in Schedule A hereto and also including all products and proceeds of, all accessories to, and substitutions for, all of the foregoing (all of which shall be hereinafter collectively referred to as the "Collateral").

        Borrower hereby agrees to deliver to the Bank whenever called for by it such additional collateral security of a kind and of a market value satisfactory to the Bank, so that there will, at all times, be with the Bank a margin of security for the payment of all Obligations which shall be satisfactory to it. In addition to the Bank's security interest in the Collateral, it shall have, and Borrower hereby grants to the Bank, a security interest and a lien for all the Obligations in and upon any personal property of Borrower or in which Borrower may have an interest which is now or may at any time hereafter come into the possession or control of the Bank, or of any third party acting on its behalf, whether for the express purpose of being used by the Bank as collateral security or for safekeeping or for any other or different purpose including such personal property as may be in transit by mail or carrier for any purpose, or covered or affected by any documents in the Bank's possession or control, or in the possession or control of any third party acting on its behalf. Borrower hereby authorizes the Bank in its discretion, at any time, whether or not the Collateral is deemed by it adequate, to appropriate and apply upon any of the Obligations, whether or not due, any of such property of Borrower and to charge any of the Obligations against any balance of any account standing to the credit of Borrower on the books of the Bank (said additional personal property is also hereinafter referred to as the "Collateral").

        If any of the following events shall occur with respect to any Obligor (which term shall include Borrower and any endorser or guarantor of any of the Obligations): (1) the failure of Borrower to furnish satisfactory additional Collateral upon demand: (2) the failure of any Obligor in the performance of any of such Obligor's covenants herein or in any instrument, document or agreement delivered in connection with any Obligation; (3) the death of the insured under any life insurance police held as Collateral, or the non-payment of any premiums on any such life insurance policy; (4) default by any Obligor with respect to the payment of any Obligation; (5) the insolvency, general assignment, receivership, bankruptcy, or dissolution of any Obligor or the filing of any petition by or against any Obligor with respect to any of the foregoing; (6) the death, dissolution or incompetence of any Obligor; (7) the financial condition or credit standing of any Obligor shall be or become materially impaired in the sole opinion of the Bank or any of its officers; (8) non-payment when due of any other liability of any Obligor; (9) the commencement of any proceeding, procedure or other remedy supplemental to the enforcement of a judgment against any Obligor; (10) any representation in any financial or other statement of any Obligor delivered to the Bank by or on behalf of any Obligor is untrue or incomplete; or (11) any Obligor shall fail, on request, to furnish any financial information or to permit inspection of such Obligor's books and records, then all Obligations shall become due and payable forthwith, upon declaration to that effect by the Bank, without notice to Borrower or any other Obligor, anything contained herein or in any other document, instrument or agreement to the contrary notwithstanding.

        Upon failure of Borrower to pay any Obligation when becoming or made due, as aforesaid, the Bank shall have, in addition to all other rights and remedies allowed by law, the rights and remedies of a secured party under the Code as in effect at that time and, without limiting the generality of the foregoing, the Bank may immediately, without demand of performance and without notice of intention to sell or of time or place of sale or of redemption or other notice of demand whatsoever to Borrower, all of which are hereby expressly waived, and without advertisement, (a) sell at public or private sale, grant options to purchase or otherwise realize upon, in the State of New York, or elsewhere, the whole or from time to time any part of the Collateral upon which the Bank shall have a security interest or lien as aforesaid, or any interest which Borrower may have therein, and (b) exercise any and all rights, options, powers, benefits or privileges given to the Bank upon the life insurance policies, if any, held as collateral. After deducting from the proceeds of any such sale or other disposition of the Collateral all expenses (including all reasonable expenses for legal services of every kind and other expenses as set forth below), the Bank shall apply the residue of such proceeds toward the payment of any of the Obligations, in such order as the Bank shall elect, Borrower remaining liable for any deficiency, plus interest thereon, remaining unpaid after such application. If notice of any sale or other disposition is required by law to be given, Borrower hereby agrees that a notice sent at least two days before the time of any intended public sale or of the time after which any private sale or other disposition of the Collateral is to be made, shall be reasonable notice of such sale or other disposition. Borrower also agrees to assemble the Collateral at such place or places as the Bank designates by written notice.

        At any such sale or other disposition the Bank or any other person designated by the Bank may itself purchase the whole or any part of the Collateral sold, free from any right of redemption on the part of Borrower, which right is hereby waived and released.

        The Bank may, without any notice to Borrower, in its discretion, whether or not any of the Obligations be due, in its name or in the name of Borrower, demand, sue for, collect and receive any money or property at any time due, payable or receivable on or on account of or in exchange for, and may compromise, settle or extend the time of payment of, any of the demands or obligations represented by any of the Collateral, and may also exchange any of the Collateral for other property upon the reorganization, recapitalization or other readjustment of the issuer, maker or other person who is obligated on or otherwise has liabilities with respect to the Collateral, and in connection therewith, may deposit any of the Collateral with any committees or depositary upon such terms as the Bank may in its discretion claim appropriate, and Borrower does hereby constitute and appoint the Bank Borrower's true and lawful attorney to compromise, settle or extend payment of said demands or obligations and exchange such Collateral as Borrower might or could do personally; all without liability or responsibility for action herein authorized and taken or not taken in good faith. The Bank is entitled at any time in its discretion to notify any account debtor or the obligor on any instrument to make payment to it, regardless of whether or not Borrower had been previously making collections on the Collateral, and the Bank may taken control of any proceeds of any of the Collateral.

        Borrower agrees that the Collateral secures, and further agrees to pay on demand, all expenses (including reasonable expenses for legal services of every kind and cost of any insurance and payment of taxes or other charges) of or incidental to, the custody, care, sale or collection of, or realization upon, any of the Collateral or in any way relating to the enforcement or protection of the rights of the Bank hereunder.

        Borrower agrees to mark its books and records as the Bank shall request in order to reflect the rights of the Bank granted herein, and the Bank may, in its sole discretion, take possession of the Collateral at any time, either prior to or subsequent to a default under any of the Obligations. Borrower agrees to maintain such insurance on the Collateral as the Bank may require. The Bank may, without any notice to Borrower, in its discretion, and for its own benefit, lend, use, transfer or repledge with any person, firm or corporation all or any part of the Collateral by itself or mingled with the property of others, in bulk or otherwise. The Bank may, without any notice to Borrower, sell, assign or transfer any of the Obligations and the Bank's rights and duties hereunder, and may deliver the Collateral, or any part thereof, to the assignee or transferee of any of the Obligations, who shall become vested with all the rights, remedies, powers, security interests and liens herein given to the Bank in respect thereto; and the Bank shall thereafter be relieved and fully discharged from any liability or responsibility in the premises.

        The Bank may, without any notice to Borrower, in its discretion, transfer, or cause to be transferred, all or any part of the Collateral to its name, or to the name of its nominee, vote the Collateral so transferred, and receive income and make or receive collections, including money, thereon and hold said income and collections as Collateral or apply the said income and collections to any of the Obligations, the manner and distribution of the application to be made as the Bank shall elect.

        Calls for Collateral, demand for payment or notice to Borrower may be given by leaving same at the address given below or any other address hereafter filed with the Bank, or by mailing some to such address with the same effect as if delivered personally. Such notice given in the manner herein provided shall be effective whether or not received by Borrower. Borrower agrees not to change any of its places of business, remove any records of Borrower relating to any of the Collateral or move any of the Collateral without given the Bank thirty days' prior written notice.

        With respect to the Collateral, the Bank shall be under no duty to send notices, perform services, exercise any rights of collection, enforcement, conversion or exchange, vote, pay for insurance, taxes or other charges or take any action of any kind in connection with the management thereof and its only duty with respect thereto shall be to use reasonable care in its custody and preservation while in its possession, which shall not include any steps necessary to preserve rights against prior parties.

        Borrower hereby authorizes the Bank at Borrower's expenses to file one or more financing statements to perfect the security interests granted herein without Borrower's signature thereon, and Borrower agrees to do, file, record, make, execute and deliver all such acts, deeds, things, notices, instruments, and financing statements as the Bank may request in order to perfect and enforce the rights of the Bank herein.

        If at any time it is necessary in the opinion of counsel to the Bank that any or all of the securities held as Collateral (the "Pledged Securities") be registered under the Securities Act of 1933, as amended, or that an indenture with respect thereto be qualified under the Trust Indenture Act of 1939 in order to permit the sale or other disposition of the Pledged Securities, Borrower shall at the Bank's request and at the expense of Borrower use the best efforts of Borrower promptly to cause the registration of the Pledged Securities and the qualification of such indenture and to continue such registration and qualification as long as deemed appropriate by the Bank.

        Borrower hereby authorizes the Bank to date this agreement as of the date of the granting of any Obligation secured hereby and to complete any blank space herein (including any blank space in Schedule A) according to the terms upon which said Obligation was granted.

        No failure on the part of the Bank to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Bank of any right, remedy or power hereunder preclude any other or future exercise of any other right, remedy or power.

        Each and every right, remedy and power hereby granted to the Bank or allowed it by law or other agreement shall be cumulative and not exclusive of any other, and may be exercised by the Bank from time to time.

        Borrower and each endorser or guarantor of any of the Obligations expressly waives presentment and demand for payment, protest and notice of protest and of non-payment. Unless the text otherwise requires, all terms used herein shall have the meanings specified in the Code.

        THE BANK AND BORROWER HEREBY WAIVE AND AGREE TO WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM INSTITUTED WITH RESPECT TO ANY MATTER WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS AGREEMENT.

        The provisions of this agreement shall be construed and interpreted and all rights and duties hereunder determined in accordance with the laws of the State of New York.

        Every provision of this agreement is intended to be severable; if any term or provision of this agreement shall be invalid, illegal or unenforceable for any reason whatsoever, the validity, legally and enforceability of the remaining provisions hereof shall not in any way be affected or impaired hereby.

        The Borrower hereby authorizes the Bank to renew the certificate of deposit(s) from time to time on such terms and at a rate of interest that the Bank, in its sole discretion, shall select on the date of such rollover.

NAME OF BORROWER                        ADDRESS OF BORROWER
   CADUS PHARMACEUTICAL CORP.                777 Old Saw Mill River Road

SIGNATURE OF BORROWER  /s/ J.S. Reilly       Tarrytown, New York  10591
          Title: Controller


NAME OF BORROWER___________________  ADDRESS OF BORROWER____________________

SIGNATURE OF BORROWER_________________  ____________________________________


                                   SCHEDULE A

        Property specifically included as "Collateral" for purposes of the within General Loan and Security Agreement:

Negotiable certificate of deposit(s) issued on ______________, by the Bank and payable to the order of the Borrower in the aggregate principal amount of ______________, and all renewals, extensions, amendments and modifications thereof, replacements and substitutions thereof, and any and all proceeds of the foregoing. Certificate of deposit number ______________.